                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): SEPTEMBER 11,
                                                  -------------
1997
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                          JP REALTY, INC.
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      (Exact Name of Registrant as Specified in Its Charter)

     Maryland               1-12560              87-0515088
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 (State or Other          (Commission          (IRS Employer
 Jurisdiction of          File Number)     Identification Number)
  Incorporation)

       35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH 84115
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   (Address of Principal Executive Offices, Including Zip Code)


Registrant's Telephone Number, Including Area Code: (801) 486-3911


                                 N/A
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  (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

In June 1997, JP Realty, Inc. (the "Company") acquired two enclosed regional malls, Silver Lake Mall located in Coeur D'Alene, Idaho and Visalia Mall located in Visalia, California. Prior to June 1997, the Company held a 30% interest in Silver Lake Mall. In June 1997, the Company acquired the remaining 70% interest in Silver Lake Mall, Ltd., a limited partnership owning Silver Lake Mall, by issuing 72,000 units of limited partner interest in Price Development Company, Limited Partnership, the Company's operating partnership, and assuming debt of $24,755,000. The Company acquired Visalia Mall for $38,000,000, of which $37,000,000 was paid out of the Company's credit facilities.

On January 28, 1997, the Company sold 1,500,000 shares of Common
Stock in an underwritten public offering at an offering price of $27.125 per share. Net proceeds of the offering to the Company totaled approximately $38,600,000.

The following unaudited pro forma condensed statement of operations for the six-month period ended June 30, 1997 is presented as if the acquisitions of Silver Lake Mall and Visalia Mall and the public offering of Common Stock had occurred on January 1, 1997.

Pro forma information is based upon the historical consolidated results of operations of the Company for the six-month period ended June 30, 1997, giving effect to the transactions described above. The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company's Forms 10-K and 10-Q for the year ended December 31, 1996 and the six-month period ended June 30, 1997, respectively.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above nor does it purport to represent the Company's results of operations for future periods.

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     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
           FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997
           (Dollars in thousands, except per share data)

(UNAUDITED)

                                       Acquired
                                    Properties and
                        Company      Common Stock     Company
                     Historical(A)    Offering(B)     Pro Forma
                     ------------     ----------      ---------
REVENUES

Minimum Rents        $    26,448      $    3,222      $   29,670
Percentage and
  Overage Rents            1,992              64           2,056
Recoveries from
  Tenants                  8,053           1,444           9,497
Interest and
  Other Income               499            (104)(C)         395
                      ----------      ----------      ----------

                          36,992           4,626          41,618

EXPENSES
Operating Expenses
  Before Depreciation
  and Interest            12,044           1,718          13,762
Interest                   3,166           1,659(D)        4,825
Depreciation and
  Amortization             6,091             660(E)        6,751
                      ----------      ----------      ----------
   Net Operating
    Income                15,691             589          16,280

Minority Interests in
  Income of Consolidated
  Partnerships              (146)             --            (146)
Gain of Sale of
  Real Estate                339              --             339
                      ----------      ----------      ----------

Income Before
  Minority Interests of
  PDC Unitholders         15,884             589          16,473

Minority Interests of
 PDC Unitholders          (2,702)           (148)         (2,850)

Net Income            $   13,182      $      441      $   13,623
                      ==========      ==========      ==========

Net Income Per Share
  of Common Stock     $      .76                      $      .77

Weighted Average
  Number of Common
  Shares Outstanding  17,350,579                      17,585,551
                      ==========                      ==========

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(A)   Reflects the Company's historical consolidated statement of operations for the period January 1, 1997 to June 30, 1997.

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(B)   Reflects revenues and certain expenses of the properties
      acquired on June 1, 1997 and June 30, 1997 for the five months ended May 31, 1997 and the six months ended June 30, 1997, respectively, and the common stock offering on January 28, 1997, as if consummated on January 1, 1997.

(C) Reflects a reduction in outside management fees for the Company received for management services of Silver Lake Mall prior to the acquisition.

(D) Reflects interest expense on borrowings outstanding under the revolving credit facilities, drawn for purposes of the acquisition of the properties, at a rate equal to the average interest rate incurred under the credit facilities, and interest on assumed debt at 8.5% fixed rate. A change in the interest rate of 1/8% on the credit facility used to finance the acquisition of the properties would result in $58 interest expense increase or decrease.

      Interest expense is reduced for the period January 1, 1997 through February 11, 1997 by $289, reflecting the $38,600 in net proceeds from the January 28, 1997 common stock offering.

      The proceeds were used to retire borrowings outstanding on the Company's $50,000 credit facility.

(E) Reflects depreciation on $52,831 of the purchase price allocated to buildings over a 40-year useful life.

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The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the twelve month period ended June 30, 1997. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended June 30, 1997 adjusted for the effects of the Company's acquisition of the properties purchased on June 1, 1997 and June 30, 1997 and the public offering of Common Stock on January 28, 1997. This statement does not purport to forecast actual operating results for any period in the future and should be read in conjunction with the financial statements of the Company.


ESTIMATE OF TAXABLE NET OPERATING INCOME:
Company historical net income before minority
  interest, exclusive of depreciation and
  amortization  (Note 1). . . . . . . . . . . . . . .    $  42,830

Properties acquired on June 1, 1997 and June 30,
  1997 - historical earnings from operations
  before minority interest, as adjusted, exclusive
  of depreciation and amortization (Note 2) . . . . .        3,552

Estimated tax depreciation and amortization for
  the twelve month period ended June 30, 1997 (Note 3):
  Tax depreciation and amortization . . . . . . . . .      (13,272)
  Pro forma tax depreciation for properties
  acquired during 1997. . . . . . . . . . . . . . . .       (1,321)
                                                        ----------

Pro forma taxable income before allocation to
  minority interest and dividends deduction . . . . .       31,789
Estimated allocation to minority interest (Note 4). .       (5,499)
Estimated dividends deduction (Note 5). . . . . . . .      (30,335)
                                                        $   (4,045)
                                                        ==========

Pro forma taxable net operating income                  $       --
                                                        ==========

ESTIMATE OF OPERATING FUNDS AVAILABLE:
Pro forma taxable income before allocation to
  minority interest and dividends deduction             $   31,789
Add pro forma depreciation                                  14,593
                                                        ----------

Estimated pro forma operating funds
  available (Note 6)                                    $   46,382
                                                        ==========

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Note 1 - The historical earnings from operations represent the
         Company's earnings from operations before minority interest for the twelve months ended June 30, 1997 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired on June 1, 1997 and June 30, 1997 (the
         "Properties") represent the revenues and certain expenses for the twelve month period ended June 30, 1997.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the Properties. The costs are generally depreciated on a straight-line method over a 39-year life.

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Note 4 - Estimated allocation of taxable income to minority interests is based on a 17.30 percent minority interest in the operating partnership.

Note 5 - Estimated dividends deduction is based on 17,585,551 pro forma shares outstanding at the dividend rate of $1.725 per share.

Note 6 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

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                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JP REALTY, INC.


Date      September 11, 1997
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                                       John Price
                                       CHAIRMAN OF THE BOARD AND
                                       CHIEF EXECUTIVE OFFICER